ACQUISITION OF NOUMENA	12 Months Ended
Dec. 31, 2014
ACQUISITION OF NOUMENA [Abstract]
ACQUISITION OF NOUMENA
3.	ACQUISITION OF NOUMENA

On March 20, 2012, the Company obtained the control over Noumena and certain assets from a related party of Noumena, a developer of cross-platform smart phone mobile game engines. The total consideration was $19.11 million, consisting of cash consideration of $14.88 million and share consideration of $4.23 million. $9 million out of $14.88 million cash consideration was paid and $4.23 million share consideration was settled by issuance of 40 million ordinary shares of KongZhong, equivalent to 1 million American Depositary Shares ("ADSs", each representing 40 ordinary shares) in 2012. $3 million and $2.88 million of the cash consideration were paid in 2013 and 2014, respectively. This acquisition was recorded using the acquisition method of accounting and, accordingly, the acquired assets and liabilities were recorded at fair value at the date of acquisition. The acquisition-related cost of $77,783 was recorded as general and administrative expenses as incurred in 2012. The revenues and net income of Noumena in the amounts of $2,946,157 and $2,074,536 respectively were included in the Company's consolidated statement of comprehensive income for the year ended December 31, 2012.

Total consideration estimated at acquisition date:

Cash consideration	$14,880,600
Fair value of ordinary shares issued (determined based on the market closing price of the Company's ADSs at the acquisition date after lock up discount)	4,230,000

Total	$19,110,600

The purchase price was allocated based on the estimated total consideration at the acquisition date as follows:

Tangible assets acquired (including cash of $586,701)	$669,600
Acquired intangible assets
Product technologies	3,487,524
Goodwill	14,953,476

Total	$19,110,600

The goodwill arising from the acquisition of Noumena was allocated to and included in the mobile games segment as of December 31, 2013 and 2014. The useful life of product technologies is 3 years.

Fair value of acquired assets

The Company measured the fair value of the purchased intangible assets using the "cost," "income approach-excess earnings" and "with & without" valuation method. These purchased intangible assets are considered Level 3 assets and liabilities because the Company used unobservable inputs, reflecting the Company's assessment of the assumptions market participants would use in valuing these assets and liabilities.

Pro forma

The following summarized unaudited pro forma results of operations for the year ended December 31, 2012 assuming that the acquisition during the period ended December 31, 2012 occurred as of January 1, 2012. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the significant acquisitions occurred as of January 1, 2012, nor is it indicative of future operating results.

For the years ended
December 31,
2012
(unaudited)

Revenues	$186,949,412
Net income	$26,161,809
Income per share - basic	$0.02
Income per share - diluted	$0.02